UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): March 15, 2024

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

777 N. Eldridge Parkway, Suite 1100

Houston, Texas 77079

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously reported, on February 1, 2024, the Ocean GreatWhite, a semisubmersible drilling rig owned by a subsidiary of Diamond Offshore Drilling, Inc. (the “Company”), reported that the rig’s lower marine riser package (“LMRP”) and deployed riser string unintentionally separated from the rig at the slip joint tensioner ring and the LMRP and riser dropped to the seabed while located approximately 200 km to the west of the Shetland Islands. Since the incident, the Company has been working closely with its customer and local authorities in response and has pursued efforts to recover the equipment and replace missing or damaged equipment. The Company has successfully retrieved the LMRP to the rig and removed the blowout preventor (“BOP”) from the secure well and raised the BOP to the rig. The rig has departed the location of the incident and is currently in transit to a repair facility, where the Company plans to repair the LMRP and complete related work.

Consistent with previous reports, there continues to be no reports of damage to seabed infrastructure and no known environmental impacts or lower hull damage to the rig from the incident. It remains too early for the Company to reliably predict the future financial impact of the incident. Based on the facts known to the Company to date, including the impact of weather delays on the recovery process, the Company currently estimates that recovery and repair activities will result in the Ocean GreatWhite being off rate for approximately 120 to 130 days from the date of the incident and currently estimates that the rig will return to earning rate under its current contract by late May or early June 2024.

The Company maintains insurance coverage for property damage with a $10 million deductible, and the Company continues to anticipate that the incident will be covered by the policy. In addition, the Company maintains loss of hire insurance on the Ocean GreatWhite. Under the loss of hire insurance policy, after a 60-day waiting period, the policy provides for the Company to receive $150,000 per day for up to 180 days for each day of lost revenue as a result of a covered property claim.

If the Ocean GreatWhite is off rate for approximately 120 to 130 days, the Company estimates that the downtime would result in an aggregate of approximately $32 million to $35 million in reduced revenue during the first and second fiscal quarters of 2024 and that the Company’s loss of hire insurance may provide the Company with proceeds of approximately $9 million to $10.5 million. The Company’s current estimate of incremental recovery costs and repairs and maintenance is approximately $25 million to $30 million and current estimate of replacement capital expenditures is approximately $12 million to $15 million. After taking all of the relevant factors currently known to the Company into account, including the insurance deductible of $10 million, the Company currently anticipates the total estimated negative financial impact to the Company of the Ocean GreatWhite incident to be approximately $33 million to $35 million in the first half of 2024, although at this time the Company is unable to reliably predict the future financial impact of the incident and can provide no assurance that its assumptions and estimates will ultimately be realized.

Statements in this report that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may include, but are not limited to, statements and expectations regarding financial impact, recovery and repair cost and activities, rig downtime, the rig’s return to service under its current contract, reduced revenue, capital expenditures, rig availability, insurance proceeds and coverage, timing matters, damage to seabed infrastructure or the rig, environmental impacts and other statements that are not of historical fact. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those currently anticipated or expected by management of the Company. A discussion of certain of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission, and readers of this report are urged to review those reports carefully when considering these forward-looking statements. Copies of these reports are available through the Company’s website at www.diamondoffshore.com. These risk factors include, among others, risks associated with contract cancellations and terminations, operating risks, litigation and disputes, supply chain, casualty losses, and various other factors, many of which are beyond the Company’s control. Given these risk factors and other considerations, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of such statement, and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

In addition, information contained in this report is as of the date of this report. There can be no assurance as to future developments regarding the rig incident described in this report, as future events could differ materially from those anticipated. Forward-looking statements are not guarantees of future performance or developments and involve known and unknown risks, uncertainties and other important factors beyond the Company’s control that could cause the Company’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2024	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ David L. Roland
David L. Roland
Senior Vice President, General Counsel and Secretary

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